Blackstone Floating Rate Enhanced Income Fund

Portfolio of Investments

June 30, 2022

	Principal
	Amount	Value

FLOATING RATE LOAN INTERESTS(a) - 126.51%
Aerospace & Defense - 3.33%
Amentum Government Services Holdings LLC, First Lien Term Loan, 6M US L + 4.00%, 02/15/2029	$1,405,102	$1,341,879
Atlas CC Acquisition Corp., First Lien B Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/25/2028	2,325,989	2,155,913
Atlas CC Acquisition Corp., First Lien C Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/25/2028	473,083	438,491
Dynasty Acquisition Co., Inc., First Lien 2020 B-1 Term Loan, 3M US L + 3.50%, 04/06/2026	1,359,605	1,257,634
Dynasty Acquisition Co., Inc., First Lien 2020 B-2 Term Loan, 3M US L + 3.50%, 04/06/2026	732,748	677,792
Peraton Corp., First Lien B Term Loan, 1M US L + 3.75%, 0.75% Floor, 02/01/2028	3,291,187	3,099,591
Vertex Aerospace Corp., First Lien Term Loan, 1M US L + 4.00%, 12/06/2028	882,404	839,942
		9,811,242

Air Transport - 2.27%
AAdvantage Loyality IP, Ltd., First Lien Initial Term Loan, 3M US L + 4.75%, 0.75% Floor, 04/20/2028	1,601,729	1,532,222
American Airlines, Inc., First Lien 2018 Replacement Term Loan, 1M US L + 1.75%, 06/27/2025	325,866	290,226
American Airlines, Inc., First Lien 2020 Term Loan, 1M US L + 1.75%, 01/29/2027	348,666	308,569
Global Medical Response, Inc., First Lien 2018 New Term Loan, 1M US L + 4.25%, 1.00% Floor, 03/14/2025	616,612	575,314
Global Medical Response, Inc., First Lien 2020 Refinancing Term Loan, 3M US L + 4.25%, 1.00% Floor, 10/02/2025	2,304,885	2,150,032
KKR Apple Bidco LLC, Second Lien Initial Term Loan, 1M US L + 5.75%, 0.50% Floor, 09/21/2029	248,629	239,305
United AirLines, Inc., First Lien Class B Term Loan, 1M US L + 3.75%, 0.75% Floor, 04/21/2028	1,699,322	1,586,750
		6,682,418

Automotive - 1.90%
Bright BidCo B.V., First Lien 2018 Refinancing B Term Loan, 3M US L + 3.50%, 1.00% Floor, 06/30/2024	6,177	2,762
GC EOS Buyer, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 08/01/2025	3,102,623	3,087,839
Wheel Pros, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 0.75% Floor, 05/11/2028	3,000,780	2,499,215
		5,589,816

Beverage & Tobacco - 0.99%
Triton Water Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 03/31/2028	3,296,939	2,930,748

Brokers, Dealers & Investment Houses - 2.84%
Advisor Group Holdings, Inc., First Lien B-1 Term Loan, 1M US L + 4.50%, 07/31/2026	2,949,337	2,813,196
Deerfield Dakota Holding LLC, First Lien Initial Dollar Term Loan, 1M US L + 3.75%, 1.00% Floor, 04/09/2027	2,818,941	2,647,168
Deerfield Dakota Holding LLC, Second Lien 2021 Replacement Term Loan, 1M US L + 6.75%, 0.75% Floor, 04/07/2028	440,000	430,833
Edelman Financial Center LLC, Second Lien Initial Term Loan, 1M US L + 6.75%, 07/20/2026	384,615	354,327
Edelman Financial Engines Center LLC, First Lien Initial (2021) Term Loan, 1M US L + 3.50%, 0.75% Floor, 04/07/2028	2,282,563	2,118,504
		8,364,028

Building & Development - 5.49%
Arc Falcon I, Inc., First Lien Term Loan, 1M US L + 3.75%, 09/30/2028	103,155	95,521
Cornerstone Building Brands, Inc., First Lien Tranche B Term Loan, 1M US L + 3.25%, 0.50% Floor, 04/12/2028	1,187,304	990,656
CP Atlas Buyer, Inc., First Lien B Term Loan, 3M US L + 3.75%, 0.50% Floor, 11/23/2027	2,497,871	2,204,371
Foundation Building Materials, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 0.50% Floor, 01/31/2028	897,262	789,590
Illuminate Merger Sub Corp, First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 07/21/2028	626,164	550,636
LBM Acquisition LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 0.75% Floor, 12/17/2027	3,202,473	2,640,551

	Principal
	Amount	Value

Building & Development (continued)
Park River Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 0.75% Floor, 12/28/2027	$4,340,943	$3,581,278
SRS Distribution, Inc., First Lien 2021 Refinancing Term Loan, 6M US L + 3.50%, 0.50% Floor, 06/02/2028	800,032	740,830
SRS Distribution, Inc., First Lien Term Loan, 6M US L + 3.50%, 06/02/2028	695,214	642,423
Tutor Perini Corp., First Lien B Term Loan, 3M US L + 4.75%, 1.00% Floor, 08/18/2027	735,146	691,956
United Site Cov-Lite, First Lien Term Loan, 1M US L + 4.25%, 12/15/2028	1,567,466	1,420,187
White Cap Buyer LLC, First Lien Initial Closing Date Term Loan, 1M US L + 3.75%, 0.50% Floor, 10/19/2027	1,997,298	1,846,253
		16,194,252

Business Equipment & Services - 20.52%
Access CIG LLC, First Lien B Term Loan, 3M US L + 3.75%, 02/27/2025	2,357,497	2,233,139
Access CIG LLC, Second Lien Initial Term Loan, 3M US L + 7.75%, 02/27/2026	2,385,997	2,290,557
Aegion Corp., First Lien Initial Term Loan, 1M US L + 4.75%, 0.75% Floor, 05/17/2028	845,865	776,081
AG Group Holdings, Inc., First Lien Term Loan, 1M US L + 4.00%, 12/29/2028	800,912	770,878
Allied Universal Holdco LLC, First Lien Initial U.S. Dollar Term Loan, 1M US L + 3.75%, 0.50% Floor, 05/12/2028	2,825,064	2,595,527
Anticimex International AB, First Lien Term Loan, 3M US L + 3.50%, 0.50% Floor, 11/16/2028	1,846,188	1,750,795
AqGen Island Holdings, Inc., First Lien Term Loan:
3M US L + 3.50%, 08/02/2028	1,628,146	1,522,317
3M US L + 6.50%, 08/02/2029	2,669,198	2,502,373
BMC Acquisition, Inc., First Lien Initial Term Loan, 3M US L + 5.25%, 1.00% Floor, 12/28/2024	1,810,213	1,724,228
Connectwise, LLC, First Lien Term Loan, 1M US L + 3.50%, 0.50% Floor, 09/29/2028	728,675	669,164
DG Investment Intermediate Holdings 2, Inc., First Lien Closing Date Initial Term Loan, 1M US L + 3.75%, 0.75% Floor, 03/31/2028	1,027,222	962,702
DG Investment Intermediate Holdings 2, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 0.75% Floor, 03/30/2029(b)	860,357	834,546
Divisions Holding Corp., First Lien B Term Loan, 1M US L + 4.75%, 0.75% Floor, 05/27/2028(b)	785,211	740,061
DTI Holdco, Inc. TL, First Lien Term Loan, 1M US L + 4.75%, 04/26/2029	1,132,950	1,063,755
EAB Global, Inc., First Lien Term Loan, 3M US L + 3.50%, 0.50% Floor, 08/16/2028	999,564	943,089
Element Materials Technology Group Holdings DTL, First Lien Term Loan, L + 4.250%, 04/12/2029	118,292	113,820
Element Materials Technology Group Holdings TL, First Lien Term Loan, L + 4.250%, 04/12/2029	256,300	246,609
Epicor Software Corp., Second Lien Initial Term Loan, 1M US L + 7.75%, 1.00% Floor, 07/31/2028	1,677,966	1,639,373
Equiniti Group PLC, First Lien Term Loan, 3M US L + 4.50%, 12/11/2028	499,309	475,592
eResearchTechnology, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 1.00% Floor, 02/04/2027	1,196,428	1,108,442
Foundational Education Group, Inc., First Lien Term Loan, 1M US L + 4.25%, 08/31/2028	836,937	803,460
Galaxy US Opco Inc. TL, First Lien Term Loan, 1M US L + 4.75%, 04/29/2029	981,451	923,791
Garda World Security Corp., First Lien B-2 Term Loan, 1M US L + 4.25%, 10/30/2026	3,344,472	3,110,359
Garda World Security Corp., First Lien Term Loan, 1M US L + 4.25%, 02/01/2029	313,636	289,330
Inmar, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 1.00% Floor, 05/01/2024	1,396,325	1,316,910
KUEHG Corp., First Lien B-3 Term Loan, 3M US L + 3.75%, 1.00% Floor, 02/21/2025	3,485,544	3,256,491
Loyalty Ventures, Inc., First Lien Term Loan, 1M US L + 4.50%, 11/03/2027	747,757	595,775
Madison IAQ LLC, First Lien Initial Term Loan, 3M US L + 3.25%, 0.50% Floor, 06/21/2028	1,337,646	1,221,993
McKissock Investment Holdings, LLC, First Lien Term Loan, L + 5.750%, 03/12/2029	1,317,538	1,278,012
Minotaur Acquisition, Inc., First Lien B Term Loan, 1M US L + 4.75%, 03/27/2026	1,969,466	1,869,348
Mitchell International, Inc., First Lien Term Loan, 1M US L + 3.75%, 10/15/2028	3,352,204	3,063,077
Mitchell International, Inc., Second Lien Term Loan, 1M US L + 6.50%, 10/15/2029	592,784	559,718
National Intergovernmental Purchasing Alliance Company, First Lien Initial Term Loan, 3M US L + 3.50%, 05/23/2025	1,163,163	1,109,367
Revspring, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 10/11/2025	1,737,000	1,667,520
Rinchem Company, Inc., First Lien Term Loan, 3M US L + 4.50%, 03/02/2029(b)	740,145	696,661
Sabre GLBL, Inc., First Lien 2021 Other B-1 Term Loan, 1M US L + 3.50%, 0.50% Floor, 12/17/2027	342,345	321,164
Sabre GLBL, Inc., First Lien 2021 Other B-2 Term Loan, 1M US L + 3.50%, 0.50% Floor, 12/17/2027	545,718	511,955

	Principal
	Amount	Value

Business Equipment & Services (continued)
Sedgwick Claims Management Services, Inc., First Lien 2020 Term Loan, 1M US L + 4.25%, 1.00% Floor, 09/03/2026	$965,000	$934,245
Seren BidCo, First Lien Term Loan, 3M US L + 4.00%, 11/16/2028(b)	788,040	750,608
Skopima Merger Sub Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 05/12/2028	2,623,874	2,410,685
St. George's University Scholastic Services LLC, First Lien Term Loan B Term Loan, 1M US L + 3.25%, 0.50% Floor, 02/10/2029	1,366,045	1,290,912
TRC Companies, First Lien Term Loan, 1M US L + 3.75%, 12/08/2028	1,638,003	1,546,553
TRC Companies, Second Lien Term Loan, 1M US L + 6.75%, 12/07/2029	1,026,154	962,019
Virtusa Corp., First Lien Term Loan:
1M US L + 3.75%, 0.75% Floor, 02/11/2028	745,283	706,741
1M US L + 3.75%, 02/15/2029	905,092	858,330
Weld North Education LLC, First Lien Term Loan, 1M US L + 3.75%, 0.50% Floor, 12/21/2027	3,662,271	3,491,353
		60,509,425

Cable & Satellite Television - 0.90%
Numericable U.S. LLC, First Lien USD TLB-[12] Term Loan, 3M US L + 3.6875%, 01/31/2026	2,916,030	2,660,878

Chemical & Plastics - 3.47%
Ascend Performance Materials Operations LLC, First Lien 2021 Refinancing Term Loan, 3M US L + 4.75%, 0.75% Floor, 08/27/2026	1,863,906	1,821,968
CPC Acquisition Corp., First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/29/2027	606,865	535,052
DCG Acquisition Corp., First Lien B Term Loan, 1M US L + 4.50%, 09/30/2026(b)	2,162,624	2,032,866
Geon Performance Solutions LLC, First Lien Term Loan, 1M US L + 4.50%, 0.75% Floor, 08/18/2028	563,642	535,460
Hexion Holdings Corp., First Lien Term Loan, 3M US L + 4.50%, 03/15/2029	573,178	516,218
Hyperion Materials & Technologies, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 0.50% Floor, 08/30/2028	1,086,195	1,031,886
Vantage Specialty Chemicals, Inc., First Lien Closing Date Term Loan, 3M US L + 3.50%, 1.00% Floor, 10/28/2024	1,820,459	1,730,574
Vantage Specialty Chemicals, Inc., First Lien Term Loan, 3M US L + 3.50%, 10/28/2024	917,700	872,389
Vantage Specialty Chemicals, Inc., Second Lien Initial Term Loan, 3M US L + 8.25%, 1.00% Floor, 10/27/2025	1,200,000	1,155,504
		10,231,917

Clothing & Textiles - 0.43%
S&S Holdings LLC, First Lien Initial Term Loan, 3M US L + 5.00%, 0.50% Floor, 03/11/2028	1,363,528	1,282,855

Conglomerates - 2.75%
Genuine Financial Holdings LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 07/11/2025	3,058,248	2,917,569
Hunter Douglas Inc., First Lien Term Loan, L + 4.000%, 02/26/2029	1,531,250	1,323,819
Spring Education Group, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 07/30/2025	2,376,290	2,226,584
Vaco Holdings, LLC, First Lien Term Loan, 3M US L + 5.00%, 01/21/2029	490,393	473,229
VT Topco, Inc., First Lien 2021 Delayed Draw Term Loan, 3M US L + 1.38%, 0.75% Floor, 08/01/2025(b)(c)	41,076	39,741
VT Topco, Inc., First Lien 2021 Term Loan, 3M US L + 3.75%, 0.75% Floor, 08/01/2025	1,144,033	1,114,002
		8,094,944

Containers & Glass Products - 4.56%
Berlin Packaging L.L.C., First Lien Term Loan, 3M US L + 3.75%, 03/11/2028	2,655,406	2,478,370
Charter Next Generation, Inc., First Lien Initial (2021) Term Loan, 1M US L + 3.75%, 0.75% Floor, 12/01/2027	2,912,051	2,750,068
Clydesdale Acquisition Holdings, Inc., First Lien Term Loan, 1M US L + 4.25%, 0.50% Floor, 04/13/2029	2,745,286	2,573,705
IBC Capital I, Ltd., First Lien Tranche B-1 Term Loan, 3M US L + 3.75%, 09/11/2023	468,718	424,387
LABL, Inc., First Lien Term Loan, 1M US L + 5.00%, 10/29/2028	819,375	760,995
ProAmpac PG Borrower LLC, First Lien 2020-1 Term Loan, 3M US L + 3.75%, 0.75% Floor, 11/03/2025	3,490,727	3,242,885
Ring Container Technologies Group, LLC, First Lien Initial Term Loan, 6M US L + 3.75%, 0.50% Floor, 08/12/2028	817,417	778,590

	Principal
	Amount	Value

Containers & Glass Products (continued)
Tekni-Plex, Inc., First Lien Delayed Draw Tem Term Loan, 3M US L + 4.00%, 0.50% Floor, 09/15/2028(c)	$38,957	$36,659
Tekni-Plex, Inc., First Lien Tranche B-3 Initial Term Loan, 3M US L + 4.00%, 0.50% Floor, 09/15/2028	436,936	411,157
		13,456,816

Diversified Insurance - 0.64%
Acrisure LLC, First Lien 2021-1 Additional Term Loan, 1M US L + 3.75%, 02/15/2027	480,579	451,143
Acrisure LLC, First Lien Term Loan, 1M US L + 4.25%, 02/15/2027	548,613	519,356
NFP Corp., First Lien Closing Date Term Loan, 1M US L + 3.25%, 02/15/2027	994,911	922,282
		1,892,781

Drugs - 2.31%
Cambrex Corp., First Lien Tranche B-2 Dollar Term Loan, 1M US L + 3.60%, 0.75% Floor, 12/04/2026	1,850,317	1,760,114
Curia Global, Inc., First Lien 2021 Term Loan, 3M US L + 3.75%, 0.75% Floor, 08/30/2026	3,289,567	3,114,134
LSCS Holdings/Eversana, First Lien Term Loan, 3M US L + 4.50%, 12/16/2028	720,787	688,352
Packaging Coordinators Midco, Inc., First Lien Term Loan, 3M US L + 3.75%, 0.75% Floor, 11/30/2027	175,992	166,862
Padagis LLC, First Lien Initial Term Loan, 3M US L + 4.75%, 0.50% Floor, 07/06/2028	590,793	545,006
Sharp MicCo, LLC, First Lien Term Loan, 3M US L + 4.00%, 12/31/2028(b)	571,290	537,013
		6,811,481

Ecological Services & Equipment - 1.12%
Bingo Industries LTD, First Lien Term Loan, 3M US L + 3.50%, 07/14/2028(b)	2,366,425	2,230,355
Emerald 2, Ltd., First Lien Initial B-1 Term Loan, 3M US L + 3.25%, 07/12/2028	3,626	3,475
EnergySolutions LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 1.00% Floor, 05/09/2025	1,137,492	1,064,033
		3,297,863

Electronics/Electric - 25.58%
Apttus Corp., First Lien Initial Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/08/2028	833,337	783,337
BMC Software, Inc., Second Lien 2nd Lien Term Loan, 1M US L + 5.50%, 0.50% Floor, 02/27/2026	1,217,347	1,148,116
Boxer Parent Company, Inc., First Lien 2021 Replacement Dollar Term Loan, 1M US L + 3.75%, 0.50% Floor, 10/02/2025	1,972,305	1,842,469
Brave Parent Holdings, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 04/18/2025	689,718	664,888
CDK Global, Inc., First Lien Term Loan, L + 4.500%, 06/08/2029	1,568,976	1,487,397
Cloudera, Inc., First Lien Term Loan, 1M US L + 3.75%, 0.50% Floor, 10/08/2028	2,861,239	2,641,882
ConvergeOne Holdings, Corp., First Lien Initial Term Loan, 1M US L + 5.00%, 01/04/2026	2,902,500	2,496,164
CoreLogic, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 0.50% Floor, 06/02/2028	2,655,814	2,225,572
Cornerstone OnDemand, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 0.50% Floor, 10/16/2028	843,787	757,299
CPI International, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 1.00% Floor, 07/26/2024	2,370,556	2,351,781
DCert Buyer, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 10/16/2026	1,980,445	1,898,395
DCert Buyer, Inc., Second Lien First Amendment Refinancing Term Loan, 1M US L + 7.00%, 02/19/2029	943,235	881,925
Delta Topco, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/01/2027	2,385,340	2,166,198
ECI Macola/MAX Holding LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 11/09/2027	3,605,926	3,409,872
Endurance International Group Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.75% Floor, 02/10/2028	2,352,588	2,121,246
Excelitas Technologies Corp., First Lien Initial USD Term Loan, 3M US L + 3.50%, 1.00% Floor, 12/02/2024(b)	2,871,279	2,756,428
Fiserv Investment Solutions, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 02/18/2027	875,523	832,841
Help/Systems Holdings, Inc., First Lien Seventh Amendment Refinancing Term Loan, 3M US L + 4.00%, 0.75% Floor, 11/19/2026	3,259,723	3,064,955
Hyland Software, Inc., Second Lien 2021 Refinancing Term Loan, 1M US L + 6.25%, 0.75% Floor, 07/07/2025	3,005,003	2,959,928
Idera, Inc., First Lien B-1 Term Loan, 3M US L + 3.75%, 0.75% Floor, 03/02/2028	1,568,746	1,451,585
Imperva, Inc., First Lien Term Loan, 3M US L + 4.00%, 1.00% Floor, 01/12/2026	1,704,909	1,539,533

	Principal
	Amount	Value

Electronics/Electric (continued)
Ingram Micro, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 06/30/2028	$1,089,000	$1,033,189
Internet Brands, Inc., First Lien 2020 June New Term Loan, 1M US L + 3.75%, 1.00% Floor, 09/13/2024	3,591,496	3,391,270
Ivanti Software, Inc., First Lien First Amendment Term Loan, 1M US L + 4.00%, 0.75% Floor, 12/01/2027	358,509	307,423
Ivanti Software, Inc., First Lien Term Loan, 3M US L + 4.25%, 12/01/2027	1,990,000	1,719,698
Ivanti Software, Inc., Second Lien Term Loan, 3M US L + 7.25%, 12/01/2028	772,388	709,311
LI Group Holdings, Inc., First Lien 2021 Term Loan, 3M US L + 3.75%, 0.75% Floor, 03/11/2028	1,040,160	994,653
Magenta Buyer LLC, First Lien Initial Term Loan, 3M US L + 5.00%, 0.75% Floor, 07/27/2028	2,449,694	2,209,098
McAfee Corp., First Lien Term Loan, 1M US L + 4.00%, 03/01/2029	1,972,477	1,801,532
MH SUB I LLC, Second Lien 2021 Replacement Term Loan, 1M US L + 6.25%, 02/23/2029	972,997	921,915
Mitnick Corporate Purchaser Inc., First Lien Term Loan, 3M US L + 4.85%, 05/02/2029	604,240	575,539
MLN US HoldCo LLC, First Lien B Term Loan, 1M US L + 4.50%, 11/30/2025	590,071	395,348
Park Place Technologies LLC, First Lien Closing Date Term Loan, 1M US L + 5.00%, 1.00% Floor, 11/10/2027	2,970,000	2,863,570
Perforce Software, Inc., First Lien New Term Loan, 1M US L + 3.75%, 07/01/2026	1,060,693	980,876
Project Alpha Intermediate Holding, Inc., First Lien 2021 Refinancing Term Loan, 1M US L + 4.00%, 04/26/2024	732,753	706,880
Project Castle, Inc., First Lien Term Loan, L + 5.500%, 06/01/2029	2,175,500	1,963,389
Project Leopard Holdings, Inc., First Lien 2018 Repricing Term Loan, 3M US L + 4.75%, 1.00% Floor, 07/05/2024	2,405,502	2,394,978
Project Leopard Holdings, Inc., First Lien 2019 Incremental Term Loan, 3M US L + 4.75%, 1.00% Floor, 07/05/2024	1,271,819	1,266,255
Quest Borrower Ltd., First Lien Term Loan, 3M US L + 4.25%, 02/01/2029	2,010,732	1,795,201
Rocket Software, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 11/28/2025	1,813,094	1,690,710
Rocket Software, Inc., First Lien USD Term Loan, 1M US L + 4.25%, 11/28/2025	907,500	845,491
S2P Acquisition Borrower, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 08/14/2026	1,610,028	1,540,797
Sovos Compliance LLC, First Lien Initial Term Loan, 1M US L + 4.50%, 0.50% Floor, 08/11/2028	2,016,336	1,904,813
Veritas US, Inc., First Lien Dollar B-2021 Term Loan, 3M US L + 5.00%, 1.00% Floor, 09/01/2025	1,382,666	1,141,847
Vision Solutions, Inc., First Lien Term Loan, 3M US L + 4.00%, 0.75% Floor, 04/24/2028	3,049,913	2,772,371
		75,407,965

Equipment Leasing - 0.48%
Spin Holdco, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 0.75% Floor, 03/04/2028	1,530,579	1,413,490

Financial Intermediaries - 1.97%
Apex Group Treasury LLC, First Lien Term Loan, 3M US L + 3.75%, 0.50% Floor, 07/27/2028	387,952	368,554
Apex Group Treasury, Ltd., First Lien USD Term Loan, 3M US L + 3.75%, 0.50% Floor, 07/27/2028	697,081	662,228
ION Trading Finance, Ltd., First Lien Initial Dollar (2021) Term Loan, 1M US L + 4.75%, 04/01/2028	2,295,925	2,124,454
Lereta, LLC, First Lien Term Loan, 1M US L + 5.25%, 07/30/2028	719,727	655,851
Pre Paid Legal Services, Inc., First Lien Term Loan, 1M US L + 3.75%, 12/15/2028	2,124,956	1,988,831
		5,799,918

Food Products - 0.61%
Snacking Investments BidCo Pty, Ltd., First Lien Initial US Term Loan, 1M US L + 5.00%, 1.00% Floor, 12/18/2026	1,888,558	1,794,130

Food Service - 3.22%
Fertitta Entertainment, LLC, First Lien Term Loan, 1M US L + 4.00%, 01/27/2029	2,468,764	2,283,619
Flynn Restaurant, First Lien Term Loan, 1M US L + 4.25%, 12/01/2028	1,720	1,609
Fogo de Chao, Inc., First Lien 2018 Refinancing Term Loan, 1M US L + 4.25%, 1.00% Floor, 04/07/2025	3,082,570	2,947,708
Quidditch Acquisition, Inc., First Lien B Term Loan, 1M US L + 7.00%, 1.00% Floor, 03/21/2025	2,709,612	2,382,765

	Principal
	Amount	Value

Food Service (continued)
Tacala Investment Corp., Second Lien Initial Term Loan, 1M US L + 7.50%, 0.75% Floor, 02/04/2028	$2,000,000	$1,876,670
		9,492,371

Food/Drug Retailers - 0.90%
EG Group, Ltd., First Lien Additional Facility Term Loan:
3M US L + 4.00%, 02/07/2025	2,484,075	2,341,240
3M US L + 4.25%, 0.50% Floor, 03/31/2026	315,858	300,065
		2,641,305

Healthcare - 16.66%
Artivion, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 1.00% Floor, 06/01/2027	2,403,543	2,247,313
AthenaHealth Group, Inc., First Lien Term Loan, 1M US L + 3.50%, 02/15/2029	1,700,739	1,571,066
Auris Luxembourg III SARL, First Lien Facility B2 Term Loan, 6M US L + 3.75%, 02/27/2026	3,247,096	2,946,739
Carestream Health, Inc., Second Lien 2023 Extended Term Loan, 3M US L + 4.50%, 8.00% PIK, 1.00% Floor, 08/08/2023(d)	1,805,899	1,563,602
Covenant Surgical Partners, Inc., First Lien Delayed Draw Term Loan, 1M US L + 4.00%, 07/01/2026	555,686	523,734
Covenant Surgical Partners, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 07/01/2026	2,708,617	2,552,871
Envision Healthcare Corp., First Lien Initial Term Loan, 3M US L + 3.75%, 10/10/2025	2,260,957	769,291
Femur Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 03/05/2026	1,868,077	1,648,578
Genesis Care Finance Pty, Ltd., First Lien Facility B5 Term Loan, 3M US L + 5.00%, 1.00% Floor, 05/14/2027	1,891,228	1,449,948
Heartland Dental Care, Inc., First Lien Term Loan, L + 5.000%, 04/30/2025(b)	1,397,569	1,341,667
Heartland Dental LLC, First Lien 2021 Incremental Term Loan, 1M US L + 4.00%, 04/30/2025	1,573,621	1,476,843
LifePoint Health, Inc., First Lien B Term Loan, 1M US L + 3.75%, 11/16/2025	2,017,692	1,888,277
Medical Solutions LLC, First Lien Term Loan, 3M US L + 3.50%, 11/01/2028	1,934,540	1,818,951
NAPA Management Services Corp., First Lien Term Loan, 3M US L + 5.25%, 0.75% Floor, 02/23/2029	1,340,872	1,244,082
Navicure, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 10/22/2026	1,153,907	1,097,654
Onex TSG Intermediate Corp., First Lien Initial Term Loan, 1M US L + 4.75%, 0.75% Floor, 02/28/2028	1,980,000	1,851,300
Parexel International Corporation, First Lien Term Loan, 1M US L + 3.25%, 0.50% Floor, 11/15/2028	1,072,430	1,009,961
Pathway Vet Alliance LLC, First Lien 2021 Replacement Term Loan, 3M US L + 3.75%, 03/31/2027	1,951,761	1,817,578
Pediatric Associates Holding Co. LLC, First Lien Term Loan:
3M US L + 3.25%, 12/29/2028(c)	2,941	2,757
3M US L + 3.25%, 0.50% Floor, 12/29/2028	38,824	36,398
PetVet Care Centers LLC, First Lien 2021 Replacement Term Loan, 1M US L + 3.50%, 0.75% Floor, 02/14/2025	790,949	748,104
PetVet Care Centers LLC, Second Lien Initial Term Loan, 1M US L + 6.25%, 02/13/2026	3,373,588	3,301,916
Phoenix Guarantor, Inc., First Lien Tranche B-3 Term Loan, 1M US L + 3.50%, 03/05/2026	1,949,754	1,835,206
Project Ruby Ultimate Parent Corp., First Lien Closing Date Term Loan, 1M US L + 3.25%, 0.75% Floor, 03/10/2028	1,047,201	984,751
Resonetics LLC, First Lien Initial Term Loan, 3M US L + 4.00%, 0.75% Floor, 04/28/2028	802,571	764,449
Surgery Center Holdings, Inc., First Lien 2021 New Term Loan, 1M US L + 3.75%, 0.75% Floor, 08/31/2026	3,284,762	3,070,234
Team Health Holdings, Inc., First Lien Initial Term Loan, 1M US L + 2.75%, 1.00% Floor, 02/06/2024	2,589,926	2,314,423
Tecostar Holdings, Inc., First Lien 2017 Term Loan, 3M US L + 3.50%, 1.00% Floor, 05/01/2024	2,378,438	2,075,187
U.S. Anesthesia Partners, Inc., First Lien Term Loan, 1M US L + 4.25%, 10/01/2028	636,645	595,582
Verscend Holding Corp., First Lien B-1 Term Loan, 1M US L + 4.00%, 08/27/2025	2,120,810	2,035,978
Viant Medical Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 07/02/2025	2,741,630	2,533,156
		49,117,596

Home Furnishings - 0.86%
Osmosis Buyer Limited Delayed, First Lien Term Loan, 3M US L + 4.00%, 07/31/2028	212,963	194,152
Osmosis Buyer Limited, First Lien Initial B Term Loan, 1M US L + 3.75%, 0.50% Floor, 07/31/2028	1,630,273	1,489,662

	Principal
	Amount	Value

Home Furnishings (continued)
Osmosis Buyer Limited, First Lien Term Loan, L + 4.000%, 07/31/2028	$937,037	$854,268
		2,538,082

Industrial Equipment - 6.05%
Bettcher Industries, Inc., First Lien Term Loan, 3M US L + 4.00%, 12/14/2028	1,211,525	1,150,949
Engineered Machinery Holdings, Inc., First Lien Term Loan, 3M US L + 3.75%, 0.75% Floor, 05/19/2028	2,550,062	2,401,852
FCG Acquisitions, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 0.50% Floor, 03/31/2028	838,321	791,165
Justrite Safety Group, First Lien Delayed Draw Term Loan, 3M US L + 4.50%, 06/28/2026(b)	97,618	90,663
Justrite Safety Group, First Lien Initial Term Loan, 1M US L + 4.50%, 06/28/2026(b)	1,805,826	1,677,161
LTI Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 09/06/2025	2,229,750	2,080,635
LTI Holdings, Inc., First Lien Term Loan:
1M US L + 4.75%, 07/24/2026	301,118	284,557
3M US L + 4.75%, 07/24/2026	302,632	285,987
PRO MACH Group, Inc., First Lien Closing Date Initial Term Loan, 3M US L + 4.00%, 1.00% Floor, 08/31/2028	2,857,957	2,703,455
Redwood Star Merger Sub, Inc., First Lien Term Loan, 1M US L + 4.60%, 04/05/2029	2,481,215	2,318,696
Tailwind Smith Cooper Intermediate Corp., First Lien Initial Term Loan, 3M US L + 5.00%, 05/28/2026	2,381,979	2,216,979
TK Elevator Midco GmbH, First Lien Facility B1 Term Loan, 3M US L + 3.50%, 0.50% Floor, 07/30/2027	1,945,993	1,828,027
		17,830,126

Insurance - 2.29%
Baldwin Risk Partners, LLC, First Lien Initial Term Loan, 3M US L + 3.50%, 10/14/2027	2,731,389	2,605,062
HIG Finance 2, Ltd., First Lien 2021 Dollar Refinancing Term Loan, 1M US L + 3.25%, 0.75% Floor, 11/12/2027	2,232,868	2,113,476
Outcomes Group Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 10/24/2025	2,022,955	1,899,049
Outcomes Group Holdings, Inc., Second Lien Initial Term Loan, 1M US L + 7.50%, 10/26/2026	147,929	145,340
		6,762,927

Leisure Goods/Activities/Movies - 4.82%
AMC Entertainment Holdings, Inc., First Lien B-1 Term Loan, 1M US L + 3.00%, 04/22/2026	4,161,673	3,519,735
Amplify Finco Pty, Ltd., First Lien U.S. Dollar Term Loan, 1M US L + 4.25%, 0.75% Floor, 11/26/2026	2,461,108	2,401,623
CE Intermediate I, LLC, First Lien Term Loan, 3M US L + 4.00%, 11/10/2028(b)	1,252,222	1,183,350
Crown Finance US, Inc., First Lien Initial Dollar Tranche Term Loan, 3M US L + 2.50%, 1.00% Floor, 02/28/2025	2,048,425	1,306,301
Crown Finance US, Inc., First Lien Second Amendment Dollar Tranche Term Loan, 3M US L + 2.75%, 09/30/2026	321,236	198,910
Motion Finco LLC, First Lien Facility B1 (USD) Loan Term Loan, 3M US L + 3.25%, 11/12/2026	1,702,222	1,577,390
Motion Finco LLC, First Lien Facility B2 (USD) Loan Term Loan, 3M US L + 3.25%, 11/12/2026	223,721	207,314
Recess Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 1.00% Floor, 09/30/2024	1,875,452	1,807,467
Travel Leaders Group LLC, First Lien 2018 Refinancing Term Loan, 1M US L + 4.00%, 01/25/2024	2,240,000	2,009,000
Travelport Finance SARL, First Lien Initial (Priority) Term Loan, 3M US L + 8.00% (including 7.25% PIK), 1.00% Floor, 02/28/2025(d)	484	480
		14,211,570

Oil & Gas - 0.12%
Freeport LNG, First Lien Term Loan, 3M US L + 3.50%, 12/21/2028	392,965	341,880

Property & Casualty Insurance - 1.42%
AssuredPartners, Inc., First Lien Term Loan:
1M US L + 3.50%, 02/12/2027	568,575	531,618
1M US L + 3.50%, 0.50% Floor, 02/12/2027	1,783,556	1,676,543
Polaris Newco LLC, First Lien Dollar Term Loan, 1M US L + 4.00%, 0.50% Floor, 06/02/2028	2,142,665	1,986,175
		4,194,336

	Principal
	Amount	Value

Publishing - 2.64%
Cengage Learning, Inc., First Lien Term Loan B Term Loan, 3M US L + 4.75%, 07/14/2026	$1,067,203	$965,819
Clear Channel Outdoor Holdings, Inc., First Lien B Term Loan, 3M US L + 3.50%, 08/21/2026	1,741,049	1,504,702
McGraw-Hill Education, Inc., First Lien Initial Term Loan, 3M US L + 4.75%, 0.50% Floor, 07/28/2028	1,531,171	1,390,808
Recorded Books, Inc., First Lien 2021 Replacement Term Loan, 3M US L + 4.00%, 08/29/2025	2,487,743	2,368,020
Shutterfly LLC, First Lien 2021 Refinancing B Term Loan, 3M US L + 5.00%, 0.75% Floor, 09/25/2026	1,914,422	1,556,425
		7,785,774

Radio & Television - 0.10%
Univision Communications, Inc., First Lien Term Loan, L + 4.250%, 06/08/2029	312,273	298,480

Surface Transport - 1.26%
Drive Chassis Holdco LLC, Second Lien 2021 Refinancing B Term Loan, 3M US L + 6.75%, 04/10/2026	1,180,158	1,165,406
Kenan Advantage Group, Inc.,The, First Lien U.S. B-1 Term Loan, 1M US L + 3.75%, 0.75% Floor, 03/24/2026	1,780,353	1,677,983
WWEX UNI TopCo Holdings LLC, First Lien Initial Term Loan, 3M US L + 4.25%, 0.75% Floor, 07/26/2028	964,697	881,395
		3,724,784

Telecommunications - 4.01%
CCI Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 0.75% Floor, 12/17/2027	3,461,465	3,167,240
Ensono LP, First Lien Initial Term Loan, 6M US L + 4.00%, 05/26/2028	1,469,471	1,366,843
Greeneden U.S. Holdings I LLC, First Lien Initial Dollar (2020) Term Loan, 3M US L + 4.00%, 0.75% Floor, 12/01/2027	2,226,964	2,135,658
Telesat Canada, First Lien B-5 Term Loan, 1M US L + 2.75%, 12/07/2026	1,890,777	1,330,634
Zacapa S.A.R.L., First Lien Term Loan, 3M US L + 4.25%, 03/22/2029	2,153,798	2,017,301
Zayo Group Holdings, First Lien Term Loan, 1M US L + 5.30%, 03/09/2027	1,918,791	1,798,464
		11,816,140

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $400,540,800)		372,982,338

COLLATERALIZED LOAN OBLIGATION SECURITIES(a) - 6.61%
Structured Finance Obligations - 6.61%
522 Funding CLO 2021-7, Ltd., 3M US L + 6.22%, 04/23/2034(b)(e)	500,000	441,566
AGL CLO 9, Ltd., 3M US L + 7.26%, 01/20/2034(b)(e)	1,500,000	1,376,032
Allegro CLO XII, Ltd., 3M US L + 7.10%, 01/21/2032(b)(e)	1,000,000	923,427
Ares LIV CLO, Ltd., 3M US L + 7.34%, 10/15/2032(b)(e)	500,000	452,500
Barings Clo, Ltd. 2021-III, 3M US L + 6.65%, 01/18/2035(b)(e)	1,000,000	880,453
CarVal CLO I, Ltd., 3M US L + 5.77%, 07/16/2031(b)(e)	1,000,000	857,475
Eaton Vance CLO 2013-1, Ltd., 3M US L + 6.80%, 01/15/2034(b)(e)	250,000	226,046
Elmwood CLO 16, Ltd., 3M US SOFR + 7.22%, 04/20/2034(b)(e)	750,000	688,630
Galaxy 30 Clo, Ltd., 3M US SOFR + 6.95%, 04/15/2035(b)(e)	1,000,000	908,253
HalseyPoint CLO 4, Ltd., 3M US L + 6.71%, 04/20/2034(b)(e)	1,000,000	895,792
Halseypoint Clo 5, Ltd., 3M US L + 6.94%, 01/30/2035(b)(e)	1,500,000	1,352,530
HPS Loan Management CLO 6-2015, Ltd., 3M US L + 5.10%, 02/05/2031(b)(e)	833,000	699,846
Jamestown CLO XIV, Ltd., 3M US L + 7.20%, 10/20/2034(e)	1,000,000	882,811
OCP CLO 2017-13, Ltd., 3M US L + 6.50%, 07/15/2030(b)(e)	1,500,000	1,325,390
Palmer Square CLO 2019-1, Ltd., 3M US L + 6.50%, 11/14/2034(b)(e)	1,000,000	899,779
Parallel 2021-2, Ltd., 3M US L + 7.20%, 10/20/2034(b)(e)	1,000,000	882,710
Parallel CLO 2019-1, Ltd., 3M US L + 6.72%, 07/20/2032(b)(e)	667,000	586,745
Park Avenue Institutional Advisers CLO, Ltd. 2022-1, 3M US SOFR + 7.29%, 04/20/2035(b)(e)	1,000,000	928,230
Rad CLO 5, Ltd., 3M US L + 6.70%, 07/24/2032(b)(e)	500,000	444,169
Regatta CLO XV Funding, Ltd., 3M US L + 3.30%, 10/25/2031(b)(e)	250,000	236,843
Romark CLO II, Ltd., 3M US L + 3.35%, 07/25/2031(b)(e)	500,000	470,614
Romark CLO IV, Ltd., 3M US L + 6.95%, 07/10/2034(b)(e)	1,000,000	871,111
Romark CLO, Ltd., 3M US L + 3.00%, 10/23/2030(b)(e)	500,000	476,192

	Principal
	Amount	Value

Structured Finance Obligations (continued)
Sound Point CLO XXVII, Ltd., 3M US L + 6.56%, 10/25/2034(b)(e)	$1,000,000	$855,010
TIAA CLO IV, Ltd., 3M US L + 5.95%, 01/20/2032(b)(e)	800,000	696,499
Voya CLO 2016-2, Ltd., 3M US L + 4.00%, 07/19/2028(b)(e)	250,000	240,970
		19,499,623

TOTAL COLLATERALIZED LOAN OBLIGATION SECURITIES
(Cost $21,471,729)		19,499,623

CORPORATE BONDS - 14.74%
Aerospace & Defense - 0.26%
Howmet Aerospace, Inc., 5.950%, 02/01/2037	160,000	151,150
Science Applications International Corp., 4.875%, 04/01/2028(e)	70,000	65,379
TransDigm, Inc.:
7.500%, 03/15/2027	90,000	84,523
4.625%, 01/15/2029	370,000	298,718
4.875%, 05/01/2029	200,000	163,154
		762,924

Air Transport - 0.23%
Air Canada, 3.875%, 08/15/2026(e)	520,000	440,932
American Airlines Group, Inc., 3.750%, 03/01/2025(e)	270,000	227,981
		668,913

Automotive - 0.36%
Allison Transmission, Inc., 3.750%, 01/30/2031(e)	440,000	353,417
American Axle & Manufacturing, Inc., 6.500%, 04/01/2027	100,000	88,622
Ford Motor Credit Co. LLC, 4.389%, 01/08/2026	300,000	277,096
Group 1 Automotive, Inc., 4.000%, 08/15/2028(e)	230,000	192,683
Titan International, Inc., 7.000%, 04/30/2028	160,000	150,546
		1,062,364

Brokers, Dealers & Investment Houses - 0.44%
CVR Energy, Inc.:
5.250%, 02/15/2025(e)	340,000	313,080
5.750%, 02/15/2028(e)	180,000	160,762
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 5.250%, 05/15/2027	490,000	435,118
Navient Corp.:
6.750%, 06/25/2025	205,000	185,458
5.625%, 08/01/2033	300,000	208,763
		1,303,181

Building & Development - 0.43%
Advanced Drainage Systems, Inc., 6.375%, 06/15/2030(e)	126,000	123,419
Builders FirstSource, Inc., 4.250%, 02/01/2032(e)	100,000	76,309
Dycom Industries, Inc., 4.500%, 04/15/2029(e)	130,000	113,797
Griffon Corp., 5.750%, 03/01/2028	333,000	303,216
Howard Hughes Corp.:
4.125%, 02/01/2029(e)	120,000	92,774
4.375%, 02/01/2031(e)	200,000	148,357
Louisiana-Pacific Corp., 3.625%, 03/15/2029(e)	170,000	134,253
Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc., 5.625%, 03/01/2024(e)	150,000	146,095
Tri Pointe Homes, Inc., 5.700%, 06/15/2028	150,000	129,714
		1,267,934

Business Equipment & Services - 0.64%
Iron Mountain, Inc.:
4.875%, 09/15/2029(e)	510,000	434,928
4.500%, 02/15/2031(e)	90,000	73,800
5.625%, 07/15/2032(e)	350,000	296,620
Open Text Corp., 3.875%, 02/15/2028(e)	770,000	685,966

	Principal
	Amount	Value

Business Equipment & Services (continued)
Xerox Holdings Corp., 5.500%, 08/15/2028(e)	$460,000	$385,445
		1,876,759

Cable & Satellite Television - 0.41%
CCO Holdings LLC / CCO Holdings Capital Corp.:
5.000%, 02/01/2028(e)	530,000	490,862
4.250%, 02/01/2031(e)	160,000	130,844
DISH DBS Corp., 7.375%, 07/01/2028	240,000	163,878
Viasat, Inc.:
5.625%, 09/15/2025(e)	80,000	64,814
6.500%, 07/15/2028(e)	505,000	348,488
		1,198,886

Chemical & Plastics - 0.59%
Ashland LLC, 3.375%, 09/01/2031(e)	170,000	138,601
Chemours Co.:
5.750%, 11/15/2028(e)	171,000	146,052
4.625%, 11/15/2029(e)	265,000	208,884
CVR Partners LP / CVR Nitrogen Finance Corp., 6.125%, 06/15/2028(e)	240,000	214,922
Methanex Corp., 5.250%, 12/15/2029	540,000	457,439
Nufarm Australia, Ltd. / Nufarm Americas, Inc., 5.000%, 01/27/2030(e)	160,000	135,560
Valvoline, Inc., 4.250%, 02/15/2030(e)	530,000	443,477
		1,744,935

Conglomerates - 0.41%
Eldorado Gold Corp., 6.250%, 09/01/2029(e)	88,000	71,889
LSB Industries, Inc., 6.250%, 10/15/2028(e)	340,000	300,546
NCR Corp., 5.250%, 10/01/2030(e)	200,000	172,757
Service Corp. International:
3.375%, 08/15/2030	330,000	270,684
4.000%, 05/15/2031	450,000	385,128
		1,201,004

Containers & Glass Products - 0.50%
Ball Corp., 3.125%, 09/15/2031	270,000	218,246
OI European Group BV, 4.750%, 02/15/2030(e)	330,000	276,807
Owens-Brockway Glass Container, Inc., 6.625%, 05/13/2027(e)	240,000	224,304
Sealed Air Corp., 6.875%, 07/15/2033(e)	500,000	504,725
Silgan Holdings, Inc., 4.125%, 02/01/2028	70,000	62,886
TriMas Corp., 4.125%, 04/15/2029(e)	210,000	179,673
		1,466,641

Cosmetics & Toiletries - 0.04%
Edgewell Personal Care Co., 5.500%, 06/01/2028(e)	120,000	109,419

Ecological Services & Equipment - 0.09%
Stericycle, Inc., 3.875%, 01/15/2029(e)	310,000	253,845

Electronics/Electric - 0.65%
Energizer Holdings, Inc., 6.500%, 12/31/2027(e)	160,000	140,417
Entegris, Inc., 3.625%, 05/01/2029(e)	360,000	301,599
Fair Isaac Corp., 4.000%, 06/15/2028(e)	600,000	532,611
Seagate HDD Cayman, 5.750%, 12/01/2034	420,000	370,357
Sensata Technologies, Senior Unsecured Bond,, 4.875%, 10/15/2023(e)	400,000	394,097
TTM Technologies, Inc., 4.000%, 03/01/2029(e)	200,000	168,575
		1,907,656

Equipment Leasing - 0.07%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.750%, 07/15/2027(e)	130,000	116,545

	Principal
	Amount	Value

Equipment Leasing (continued)
Hertz Corp., 5.000%, 12/01/2029(e)	$120,000	$92,725
		209,270

Farming/Agriculture - 0.03%
Central Garden & Pet Co., 4.125%, 10/15/2030	120,000	98,614

Financial Intermediaries - 0.85%
Enova International, Inc., 8.500%, 09/15/2025(e)	250,000	217,776
Intesa Sanpaolo SpA:
5.017%, 06/26/2024(e)	650,000	621,325
5.710%, 01/15/2026(e)	200,000	190,836
Nationstar Mortgage Holdings, Inc.:
5.125%, 12/15/2030(e)	434,000	324,964
5.750%, 11/15/2031(e)	280,000	214,746
PennyMac Financial Services, Inc., 5.750%, 09/15/2031(e)	100,000	74,766
PRA Group, Inc., 5.000%, 10/01/2029(e)	180,000	149,403
SS&C Technologies, Inc., 5.500%, 09/30/2027(e)	645,000	603,527
World Acceptance Corp., 7.000%, 11/01/2026(e)	140,000	100,303
		2,497,646

Food Products - 0.45%
B&G Foods, Inc., 5.250%, 04/01/2025	80,000	73,893
Lamb Weston Holdings, Inc.:
4.875%, 05/15/2028(e)	165,000	155,557
4.125%, 01/31/2030(e)	210,000	182,323
Pilgrim's Pride Corp., 4.250%, 04/15/2031(e)	260,000	217,723
Post Holdings, Inc.:
5.625%, 01/15/2028(e)	630,000	599,353
5.500%, 12/15/2029(e)	100,000	89,597
		1,318,446

Food Service - 0.54%
1011778 BC ULC / New Red Finance, Inc.:
3.875%, 01/15/2028(e)	448,000	389,778
4.375%, 01/15/2028(e)	240,000	210,208
3.500%, 02/15/2029(e)	250,000	212,065
4.000%, 10/15/2030(e)	80,000	64,459
Yum! Brands, Inc.:
4.750%, 01/15/2030(e)	570,000	518,296
3.625%, 03/15/2031	70,000	58,963
4.625%, 01/31/2032	150,000	132,944
		1,586,713

Food/Drug Retailers - 0.25%
Albertsons Cos. Inc / Safeway, Inc. / New Albertsons LP / Albertsons LLC:
4.625%, 01/15/2027(e)	420,000	376,026
5.875%, 02/15/2028(e)	250,000	234,098
4.875%, 02/15/2030(e)	165,000	141,998
		752,122

Forest Products - 0.25%
Clearwater Paper Corp., 4.750%, 08/15/2028(e)	130,000	112,329
Mercer International, Inc., 5.125%, 02/01/2029	490,000	419,340
Resolute Forest Products, Inc., 4.875%, 03/01/2026(e)	120,000	108,784
Schweitzer-Mauduit International, Inc., 6.875%, 10/01/2026(e)	120,000	106,959
		747,412

	Principal
	Amount	Value

Healthcare - 0.59%
Acadia Healthcare Co., Inc.:
5.500%, 07/01/2028(e)	$130,000	$121,658
5.000%, 04/15/2029(e)	70,000	62,946
Carriage Services, Inc., 4.250%, 05/15/2029(e)	160,000	130,362
DaVita, Inc., 4.625%, 06/01/2030(e)	440,000	344,530
Encompass Health Corp.:
4.500%, 02/01/2028	100,000	85,720
4.750%, 02/01/2030	250,000	209,861
4.625%, 04/01/2031	140,000	113,569
Hologic, Inc., 3.250%, 02/15/2029(e)	300,000	257,256
Tenet Healthcare Corp., 6.125%, 10/01/2028(e)	490,000	420,846
		1,746,748

Insurance - 0.28%
MGIC Investment Corp., 5.250%, 08/15/2028	290,000	260,210
NMI Holdings, Inc., 7.375%, 06/01/2025(e)	180,000	176,721
Radian Group, Inc.:
4.500%, 10/01/2024	150,000	141,378
4.875%, 03/15/2027	280,000	251,363
		829,672

Leisure Goods/Activities/Movies - 0.33%
Carnival Corp., 7.625%, 03/01/2026(e)	165,000	128,184
Cinemark USA, Inc., 5.875%, 03/15/2026(e)	376,000	335,843
Live Nation Entertainment, Inc., 4.750%, 10/15/2027(e)	440,000	391,385
SeaWorld Parks & Entertainment, Inc., 5.250%, 08/15/2029(e)	150,000	127,155
		982,567

Lodging & Casinos - 0.53%
Churchill Downs, Inc., 4.750%, 01/15/2028(e)	640,000	570,739
Cogent Communications Group, Inc., 7.000%, 06/15/2027(e)	128,000	122,432
Hilton Domestic Operating Co., Inc.:
3.750%, 05/01/2029(e)	150,000	127,422
4.875%, 01/15/2030	800,000	725,212
4.000%, 05/01/2031(e)	30,000	25,020
		1,570,825

Nonferrous Metals/Minerals - 0.23%
Commercial Metals Co., 3.875%, 02/15/2031	345,000	276,616
Minerals Technologies, Inc., 5.000%, 07/01/2028(e)	90,000	78,461
Parkland Corp., 4.500%, 10/01/2029(e)	160,000	130,007
SunCoke Energy, Inc., 4.875%, 06/30/2029(e)	235,000	188,102
		673,186

Oil & Gas - 2.35%
AmeriGas Partners LP / AmeriGas Finance Corp., 5.500%, 05/20/2025	150,000	141,439
Antero Midstream Partners LP / Antero Midstream Finance Corp., 7.875%, 05/15/2026(e)	430,000	430,299
Apache Corp., 5.350%, 07/01/2049	300,000	237,628
Athabasca Oil Corp., 9.750%, 11/01/2026(e)	126,000	131,902
Baytex Energy Corp., 8.750%, 04/01/2027(e)	110,000	110,463
Calumet Specialty Products Partners LP / Calumet Finance Corp., 8.125%, 01/15/2027(e)	450,000	381,021
CNX Resources Corp., 6.000%, 01/15/2029(e)	260,000	243,363
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 6.000%, 02/01/2029(e)	155,000	135,524
EnLink Midstream Partners LP, 5.450%, 06/01/2047	665,000	471,897
Ensign Drilling, Inc., 9.250%, 04/15/2024(e)	140,000	132,574
Global Partners LP / GLP Finance Corp., 7.000%, 08/01/2027	290,000	261,360
Laredo Petroleum, Inc., 10.125%, 01/15/2028	117,000	115,984
MEG Energy Corp.:
7.125%, 02/01/2027(e)	180,000	181,687
5.875%, 02/01/2029(e)	210,000	192,116

	Principal
	Amount	Value

Oil & Gas (continued)
Murphy Oil USA, Inc.:
4.750%, 09/15/2029	$80,000	$72,153
3.750%, 02/15/2031(e)	120,000	102,191
Nabors Industries, Ltd.:
7.250%, 01/15/2026(e)	100,000	88,828
7.500%, 01/15/2028(e)	135,000	116,273
Northern Oil and Gas, Inc., 8.125%, 03/01/2028(e)	190,000	179,355
Occidental Petroleum Corp.:
6.200%, 03/15/2040	180,000	177,673
4.625%, 06/15/2045	40,000	32,949
6.600%, 03/15/2046	70,000	74,547
Park-Ohio Industries, Inc., 6.625%, 04/15/2027	30,000	23,700
Patterson-UTI Energy, Inc., 5.150%, 11/15/2029	350,000	300,416
PBF Holding Co. LLC / PBF Finance Corp., 6.000%, 02/15/2028	490,000	416,017
Penn Virginia Holdings LLC, 9.250%, 08/15/2026(e)	170,000	163,368
Petrofac, Ltd., 9.750%, 11/15/2026(e)	450,000	346,428
Precision Drilling Corp., 6.875%, 01/15/2029(e)	300,000	268,940
SM Energy Co., 6.750%, 09/15/2026	300,000	283,406
Sunoco LP / Sunoco Finance Corp., 4.500%, 05/15/2029	260,000	214,817
Transocean, Inc.:
7.250%, 11/01/2025(e)	385,000	285,427
7.500%, 01/15/2026(e)	300,000	214,911
Vermilion Energy, Inc., 6.875%, 05/01/2030(e)	253,000	226,688
W&T Offshore, Inc., 9.750%, 11/01/2023(e)	170,000	162,166
		6,917,510

Radio & Television - 0.35%
Gray Escrow II, Inc., 5.375%, 11/15/2031(e)	230,000	184,783
Sirius XM Radio, Inc.:
4.000%, 07/15/2028(e)	260,000	225,822
3.875%, 09/01/2031(e)	495,000	395,101
Univision Communications, Inc., 7.375%, 06/30/2030(e)	37,000	36,359
Urban One, Inc., 7.375%, 02/01/2028(e)	215,000	184,382
		1,026,447

Real Estate Investment Trust and Real Estate Operating Companies - 0.61%
iStar, Inc., 4.250%, 08/01/2025	270,000	249,866
Kennedy-Wilson, Inc., 4.750%, 02/01/2030	150,000	117,625
MPT Operating Partnership LP / MPT Finance Corp.:
5.000%, 10/15/2027	172,000	157,674
4.625%, 08/01/2029	35,000	30,781
New Residential Investment Corp., 6.250%, 10/15/2025(e)	260,000	226,850
Service Properties Trust:
4.750%, 10/01/2026	200,000	146,019
3.950%, 01/15/2028	70,000	48,020
Starwood Property Trust, Inc., 4.375%, 01/15/2027(e)	960,000	834,883
		1,811,718

Retailers (except food & drug) - 0.43%
Asbury Automotive Group, Inc.:
4.750%, 03/01/2030	110,000	90,579
5.000%, 02/15/2032(e)	430,000	352,161
FirstCash, Inc.:
4.625%, 09/01/2028(e)	480,000	415,161
5.625%, 01/01/2030(e)	40,000	34,605
Macy's Retail Holdings LLC, 6.125%, 03/15/2032(e)	160,000	133,947
Penske Automotive Group, Inc., 3.750%, 06/15/2029	90,000	75,287
Sonic Automotive, Inc., 4.625%, 11/15/2029(e)	230,000	178,516
		1,280,256

	Principal
	Amount	Value

Steel - 0.40%
Allegheny Technologies, Inc.:
4.875%, 10/01/2029	$40,000	$31,955
5.125%, 10/01/2031	420,000	322,380
Carpenter Technology Corp.:
6.375%, 07/15/2028	50,000	44,718
7.625%, 03/15/2030	206,000	189,498
FMG Resources August 2006 Pty, Ltd.:
5.875%, 04/15/2030(e)	103,000	92,868
6.125%, 04/15/2032(e)	103,000	92,905
United States Steel Corp.:
6.875%, 03/01/2029	350,000	306,250
6.650%, 06/01/2037	115,000	89,537
		1,170,111

Surface Transport - 0.16%
Danaos Corp., 8.500%, 03/01/2028(e)	100,000	99,174
Delek Logistics Partners LP / Delek Logistics Finance Corp., 7.125%, 06/01/2028(e)	180,000	162,328
Holly Energy Partners LP / Holly Energy Finance Corp.:
6.375%, 04/15/2027(e)	30,000	28,298
5.000%, 02/01/2028(e)	220,000	188,809
		478,609

Telecommunications - 0.70%
CommScope, Inc., 8.250%, 03/01/2027(e)	90,000	71,369
Consolidated Communications, Inc., 6.500%, 10/01/2028(e)	240,000	202,560
Frontier Communications Holdings LLC, 6.750%, 05/01/2029(e)	160,000	129,900
Hughes Satellite Systems Corp., 6.625%, 08/01/2026	180,000	160,081
Lumen Technologies, Inc.:
5.125%, 12/15/2026(e)	150,000	126,570
4.500%, 01/15/2029(e)	90,000	67,240
5.375%, 06/15/2029(e)	190,000	150,917
7.600%, 09/15/2039	110,000	86,476
7.650%, 03/15/2042	140,000	107,710
SBA Communications Corp.:
3.875%, 02/15/2027	150,000	137,041
3.125%, 02/01/2029	101,000	82,912
T-Mobile USA, Inc., 2.625%, 04/15/2026	150,000	136,405
United States Cellular Corp., 6.700%, 12/15/2033	90,000	85,898
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 6.000%, 01/15/2030(e)	210,000	145,557
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 6.500%, 02/15/2029(e)	290,000	213,278
Viavi Solutions, Inc., 3.750%, 10/01/2029(e)	190,000	159,474
		2,063,388

Utilities - 0.29%
DPL, Inc., 4.125%, 07/01/2025	370,000	342,243
Enviva Partners LP / Enviva Partners Finance Corp., 6.500%, 01/15/2026(e)	200,000	193,503

	Principal
	Amount	Value

Utilities (continued)
Vistra Operations Co. LLC, 4.375%, 05/01/2029(e)	$400,000	$335,826
		871,572

TOTAL CORPORATE BONDS
(Cost $48,716,860)		43,457,293

	Shares	Value
WARRANTS - 0.00%
Healthcare - 0.00%
Carestream Health expires 12/31/2049 at $0.01(b)	33	-

TOTAL WARRANTS
(Cost $0)		-

SHORT TERM INVESTMENTS - 1.77%
Fidelity Treasury Portfolio
(1.224% 7-Day Yield)	5,226,807	5,226,807

TOTAL SHORT TERM INVESTMENTS
(Cost $5,226,807)		5,226,807

Total Investments- 149.63%
(Cost $475,956,196)		441,166,061

Liabilities in Excess of Other Assets - (1.45)%		(4,285,051)

Leverage Facility – (48.18)%		(142,050,000)
Net Assets - 100.00%		$294,831,010

Amounts above are shown as a percentage of net assets as of June 30, 2022.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

PIK - Payment in-kind

SOFR - Secured Overnight Financing Rate

Reference Rates:

1M US L - 1 Month LIBOR as of June 30, 2022 was 1.79%

3M US L - 3 Month LIBOR as of June 30, 2022 was 2.29%

6M US L - 6 Month LIBOR as of June 30, 2022 was 2.94%

3M US SOFR - 3 Month SOFR as of June 30, 2022 was 0.70%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of June 30, 2022 is based on the reference rate plus the displayed spread as of the security's last reset date. Where applicable, the reference rate is subject to a floor rate.
(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(c)	A portion of this position was not funded as of June 30, 2022. The Portfolio of Investments records only the funded portion of each position. As of June 30, 2022, the Fund has unfunded delayed draw loans in the amount of $1,226,218. Fair value of these unfunded delayed draws was $1,151,310.
(d)	Represents a payment-in-kind (“PIK”) security which may pay interest/dividend in additional par/shares.
(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $49,841,596, which represented approximately 16.91% of net assets as of June 30, 2022. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.

NOTE 1. ORGANIZATION

Blackstone Floating Rate Enhanced Income Fund (formerly known as Blackstone / GSO Floating Rate Enhanced Income Fund, the “Fund”) is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and operates as a diversified, closed-end management investment company. The Fund engages in continuous offering of shares and operates as an interval fund that offers to make monthly repurchases of shares at the net asset value (the “NAV”).

The Fund’s investment objective is to provide attractive current income with low sensitivity to rising interest rates.

The Fund was organized as a Delaware statutory trust on June 20, 2017 pursuant to a Declaration of Trust governed by the laws of the State of Delaware. The Fund had no operations from that date to November 10, 2017, other than those related to organizational matters and the registration of its shares under applicable securities laws. Blackstone Liquid Credit Strategies LLC (the “Adviser”) purchased 4,000 Institutional Class I Common Shares (“Class I Shares”) at a NAV of $25.00 per share on November 10, 2017. The Fund is authorized to issue an unlimited number of Class I Shares, Advisory Class D Common Shares (“Class D Shares”), Brokerage Class T Common Shares (“Class T Shares”), Brokerage Class T-I Common Shares (“Class T-I Shares”) and Brokerage Class U Common Shares (“Class U Shares”), and a maximum offering of $3,000,000,000 of common shares. Class I Shares commenced operations on January 18, 2018, Class T Shares commenced operations on May 7, 2018, Class D Shares commenced operations on October 1, 2018, Class T-I Shares commenced operations on April 22, 2019 and Class U Shares commenced operations on November 29, 2019. As of June 30, 2022, Class I Shares (BGFLX), Class T Shares (BGFTX), Class D Shares (BGFDX), Class T-I Shares (BGFPX) and Class U Shares (BGFVX) were outstanding.

The Fund was previously classified as a non-diversified management investment company for purposes of the 1940 Act. As a result of ongoing operations, the Fund is now classified as a diversified management investment company. This means that with respect to 75% of the Fund’s total assets, no more than 5% of the Fund’s total assets may be invested in any one issuer or own more than 10% of the outstanding voting securities of such issuer (except, in each case, excepting cash and cash items, U.S. government securities, and securities of other investment companies). The Fund may not resume operating in a non-diversified manner without first obtaining shareholder approval in accordance with the 1940 Act.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars. The Fund is considered an investment company under reporting requirements of U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates.

Portfolio Valuation: The Fund’s NAV is determined daily on each day that the New York Stock Exchange (the “Exchange”) is open for business, as of the close of the regular trading session on the Exchange. The Fund calculates NAV per common share by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Fund’s nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Collateralized loan obligation securities (“CLOs”) are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the evaluated mid-price of each of the CLOs. Non-U.S. Instruments are valued by translating available quotes into U.S. dollar equivalents, if the quotes are considered reliable, and are otherwise valued at fair value. Over-the-counter options are priced on the basis of dealer quotes. Other types of derivatives for which quotes may not be available are valued at fair value. Corporate bonds and convertible bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Futures contracts, if any, are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Written and purchased options, if any, are ordinarily valued at the closing price on the securities or commodities exchange on which they are traded. To the extent current market quotations are not readily available, short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts. Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser (the “Fair Valued Asset Committee”) under procedures established by, and under the general supervision and responsibility of, the Fund’s Board of Trustees (the “Board”). Such methods may include, but are not limited to, the use of a market comparable and/or income approach methodologies. A Fair Valued Asset Committee meeting may be called at any time by any member of the Fair Valued Asset Committee. The pricing of all Fair Valued Assets and determinations thereof shall be reported by the Fair Valued Asset Committee to the Board at each regularly scheduled quarterly meeting. The Fund has procedures to identify and investigate potentially stale prices for investments which are valued using a nationally recognized pricing service, exchange price or broker-dealer quotations. After performing such procedures, any prices which are deemed to be stale are reviewed by the Fair Valued Asset Committee and an alternative pricing source is determined.

Various inputs are used to determine the value of the Fund’s investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1— Unadjusted quoted prices in active markets for identical investments at the date of measurement.

Level 2— Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3— Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The categorization of investments and other financial instruments is based on the pricing transparency of the investment and other financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. Investments measured and reported at fair value are classified and disclosed in one of the following levels within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.

The following tables summarize valuation of the Fund’s investments under the fair value hierarchy levels as of June 30, 2022:

Blackstone Floating Rate Enhanced Income Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Business Equipment & Services	$–	$57,487,549	$3,021,876	$60,509,425
Chemical & Plastics	–	8,199,051	2,032,866	10,231,917
Conglomerates	–	8,055,203	39,741	8,094,944
Drugs	–	6,274,468	537,013	6,811,481
Ecological Services & Equipment	–	1,067,508	2,230,355	3,297,863
Electronics/Electric	–	72,651,537	2,756,428	75,407,965
Healthcare	–	47,775,929	1,341,667	49,117,596
Industrial Equipment	–	16,062,302	1,767,824	17,830,126
Leisure Goods/Activities/Movies	–	13,028,220	1,183,350	14,211,570
Other	–	127,469,451	–	127,469,451
Collateralized Loan Obligation Securities
Structured Finance Obligations	–	–	19,499,623	19,499,623
Corporate Bonds	–	43,457,293	–	43,457,293
Warrants
Healthcare	–	–	–	–
Short Term Investments	5,226,807	–	–	5,226,807
Total	$5,226,807	$401,528,511	$34,410,743	$441,166,061

Other Financial Instruments
Assets
Net Unrealized Appreciation on Unfunded Loan Commitments	–	75,709	1,162	76,871
Total	–	75,709	1,162	76,871

*	Refer to the Fund's Portfolio of Investments for a listing of securities by type.

The changes of the fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

Blackstone Floating Rate Enhanced Income Fund	Floating Rate Loan Interests	Collateralized Loan Obligations Securities	Warrants	Unfunded Loan Commitments	Total
Balance as of September 30, 2021	$7,420,006	$12,198,205	$130,429	$-	$19,748,640
Accrued Discount/premium	5,288	10,065	-	-	15,353
Realized Gain/(Loss)	5,976	118,708	-	-	124,684
Change in Unrealized Appreciation/(Depreciation)	(700,414)	(1,399,204)	(130,429)	1,162	(2,228,885)
Purchases	9,172,507	8,650,675	-	-	17,823,182
Sales Proceeds	(2,467,190)	(6,780,625)	-	-	(9,247,815)
Transfer Into Level 3	6,098,859	6,701,799	-	-	12,800,658
Transfer Out of Level 3	(4,623,912)	-	-	-	(4,623,912)
Balance as of June 30, 2022	$14,911,120	$19,499,623	$-	$1,162	$34,411,905
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at June 30, 2022	$(651,125)	$(1,329,374)	$(130,429)	$1,162	$(2,109,766)

Information about Level 3 fair value measurements as of June 30, 2022:

	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Value/Range (Weighted Average)
Floating Rate Loan Interests	$14,911,120	Third-party vendor pricing service	Broker quotes	N/A
Collateralized Loan Obligation Securities	19,499,623	Third-party vendor pricing service	Broker quotes	N/A
Warrants	-	Performance Multiple Methodology	EBITDA Multiple(a)	4.25	x
Unfunded Loan Commitments	1,162	Third-party vendor pricing service	Broker quotes	N/A

(a)	A change to the unobservable input at the reporting date would result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
EBITDA Multiple	Increase	Decrease

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes and amounts payable or receivable for trades not settled at the time of period end are reflected as liabilities and assets, respectively. Interest income is recognized on an accrual basis from the date of settlement. Accretion of discount and amortization of premium, which are included in interest income, are accreted or amortized daily using the accrual basis interest method. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost.

COVID-19 and Global Economic and Market Conditions: The impact of the novel coronavirus (“COVID-19”) pandemic has rapidly evolved around the globe, causing disruption in the U.S. and global economies. Although the global economy continued reopening in 2022 and robust economic activity has supported a continued recovery, certain geographies, most notably in China, have experienced setbacks.

Additionally, certain of our investments may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. government, foreign governments, or the United Nations or other international organizations. In particular, on February 24, 2022, Russian troops began a full-scale invasion of Ukraine and, as of the date hereof, the countries remain in active armed conflict. Around the same time, the U.S., the U.K., the E.U., and several other nations announced a broad array of new or expanded sanctions, export controls, and other measures against Russia, Russian-backed separatist regions in Ukraine, and certain banks, companies, government officials, and other individuals in Russia and Belarus, as well as a number of Russian Oligarchs. The U.S. or other countries could also institute broader sanctions on Russia and others supporting Russia’s economy or military efforts. The ongoing conflict and the rapidly evolving measures in response could be expected to have a negative impact on the economy and business activity globally (including in the countries in which the Fund invests), and therefore are expected to result in adverse consequences to the Russian economy and could have a material adverse effect on our portfolio companies and our business, financial condition, cash flows and results of operations. The severity and duration of the conflict and its impact on global economic and market conditions are impossible to predict, and as a result, present material uncertainty and risk with respect to the Fund and its portfolio companies and operations, and the ability of the Fund to achieve its investment objectives. Similar risks will exist to the extent that any portfolio companies, service providers, vendors or certain other parties have material operations or assets in Russia, Ukraine, Belarus, or the immediate surrounding areas. Sanctions could also result in Russia taking counter measures or retaliatory actions which could adversely impact our business or the business of our investments, including, but not limited to, cyberattacks targeting private companies, individuals or other infrastructure upon which our business and the business of our portfolio companies rely.

The estimates and assumptions underlying the Fund’s financial statements are based on the information available as of June 30, 2022. The estimates and assumptions include judgments about financial market and economic conditions which have changed, and may continue to change, over time.

NOTE 3. LOANS AND OTHER INVESTMENTS

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in floating rate loans, notes, or bonds. “Managed Assets” means net assets plus the amount of any borrowings, including loans from certain financial institutions and the issuance of debt securities (collectively, "Borrowings") for investment purposes. Under current market conditions, the Fund anticipates that its portfolio of floating rate instruments will primarily consist of floating rate loans (“Loans”). Loans are made to U.S. and non-U.S. corporations, partnerships and other business entities (“Borrowers”) that operate in various industries and geographical regions. At June 30, 2022, 85.37% of the Fund’s Managed Assets were held in floating rate loan interests.

The Loans that the Fund may invest in include Loans that are first lien, second lien, third lien or that are unsecured. In addition, the Loans the Fund will invest in will usually be rated below investment grade or may also be unrated. The proceeds of Loans primarily are used to refinance existing debt and for acquisitions, dividends, leveraged buyouts, and general corporate purposes.

Loans typically have rates of interest which are determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Loans should decrease. Longer interest rate reset periods generally increase fluctuations in the Fund’s NAV as a result of changes in market interest rates. These base lending rates are primarily LIBOR (subject to the LIBOR transition as described in “Principal Risks—LIBOR Risk”) and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders.

Loans will usually require, in addition to scheduled payments of interest and principal, the prepayment of the Loan from free cash flow, as described above. The degree to which borrowers prepay Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among Loan Investors, among others. As such, prepayments cannot be predicted with accuracy. Recent market conditions, including falling default rates among others, have led to increased prepayment frequency and loan renegotiations. These renegotiations are often on terms more favorable to borrowers. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. However, the Fund may receive a prepayment penalty fee assessed against the prepaying borrower.

Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. To the extent a Loan is secured, there can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral of a secured Loan. The collateral of a secured Loan may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Loans including, in certain circumstances, invalidating such Loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect the Fund’s performance. At June 30, 2022 the Fund had invested $23,140,311 in second lien secured loans.

The Fund anticipates that substantially all of Fund’s assets, including its investments in Loans, may be invested in instruments rated below investment grade, such as those rated Ba1 or lower by Moody’s and BB+ or lower by S&P or Fitch or instruments comparably rated by other rating agencies, or in unrated instruments determined by the Adviser to be of comparable quality. Instruments rated Ba1 or lower by Moody’s are judged to have speculative elements, their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Instruments rated BB+ or lower by S&P or Fitch are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Lower grade instruments, though higher yielding, are characterized by higher risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated instruments. The retail secondary market for lower grade instruments may be less liquid than that of higher rated instruments. Adverse conditions could make it difficult at times for the Fund to sell certain instruments or could result in lower prices than those used in calculating the Fund’s NAV.

The prices of credit instruments generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of instruments also is inversely related to the coupon of such instruments. Accordingly, lower grade instruments may be relatively less sensitive to interest rate changes than higher quality instruments of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower grade instruments potentially can have a greater effect on the value of such instruments than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in the Fund’s relative share price volatility.

The Adviser has established a counterparty and liquidity sub-committee that regularly reviews each broker-dealer counterparty for, among other things, its quality and the quality of its execution. The established procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the counterparty and liquidity sub-committee of the Adviser. The factors considered by the sub-committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets.

The Fund may acquire Loans through assignments or participations. The Fund will typically acquire Loans through assignment. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral.

A participation typically results in a contractual relationship only with the institution selling the participation interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. Certain participation agreements also include the option to convert the participation to a full assignment under agreed upon circumstances. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when the Fund must acquire a Loan through a participation.

The Fund invests in CLO securities. A CLO is a financing company (generally called a Special Purpose Vehicle or “SPV”), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are typically Loans, the assets may also include (i) unsecured loans, (ii) debt securities that are rated below investment grade, (iii) debt tranches of other CLOs and (iv) equity securities incidental to investments in Loans. When investing in CLOs, the Fund will not invest in equity tranches, which are the lowest tranche. However, the Fund may invest in lower rated debt tranches of CLOs, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO. The underlying Loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of the Fund’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place at maturity out of the cash flow generated by the collected claims.

The Fund may invest up to 20% of its Managed Assets in securities of other open- or closed-end investment companies, including exchange-traded funds (“ETFs”), to the extent that such investments are consistent with the Fund’s investment objective, strategies and policies and permissible under the 1940 Act, including interpretations or modifications by the U.S. Securities and Exchange Commission (the “SEC”). The Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash (such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares) or when the Adviser believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised or sub-advised by the Adviser or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.

ETFs are pooled investment vehicles that are designed to provide investment results corresponding to an index. These indexes may be either broad-based, sector or international. ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities (or commodities), in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities (or commodities) of the benchmark index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis. The values of ETFs are subject to change as the values of their respective component securities (or commodities) fluctuate according to market volatility. Investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities. Typically, the ETF bears its own operational expenses, which are deducted from its assets. To the extent that the Fund invests in ETFs, the Fund must bear these expenses in addition to the expenses of its own operation.

NOTE 4. GENERAL COMMITMENTS AND CONTINGENCIES

As of June 30, 2022, the Fund had unfunded loan commitments outstanding, which could be extended at the option of the borrower, as detailed below:

Borrower	Par Value	Fair Value
Arc Falcon I, Inc. Delayed Draw Term Loan	$15,097	$13,980
AthenaHealth Group, Inc., First Lien	288,261	266,282
Medical Solutions LLC, First Lien Term Loan	368,963	346,918
Pediatric Associates Holding Co. LLC, First Lien	2,941	2,758
PRO MACH Group, Inc. Delayed, First Lien Delayed Draw Term Loan	142,830	135,108
Sovos Compliance, LLC., First Lien Delayed Draw Term Loan	349,952	330,597
Trident TPI Holdings, Inc., First Lien Delayed Draw Term Loan	23,230	21,859
VT Topco, Inc., First Lien Delayed Draw Term Loan	34,944	33,808
Total	$1,226,218	$1,151,310

Unfunded loan commitments are marked to market on the relevant day of the valuation in accordance with the Fund’s valuation policies. For the period ended June 30, 2022, the Fund recorded a net change in unrealized appreciation/(depreciation) on unfunded loan commitments totaling $78,378.

NOTE 5. LEVERAGE

The Fund entered into a Credit Agreement (the "Agreement") with a syndicate of lenders party thereto to borrow money pursuant to a one-year revolving line of credit ("Leverage Facility") dated January 18, 2018, as amended on June 22, 2018, and as further amended on August 16, 2018 and as amended and restated on October 23, 2018, and as further amended and restated on December 28, 2018, and as amended on January 17, 2019, as further amended on June 27, 2019, as further amended on September 11, 2019, as further amended on January 16, 2020, as further amended on April 13, 2020, and as further amended on January 14, 2021, as further amended December 31, 2021 and January 27, 2022, to borrow up to an aggregate limit of $228,000,000 under two loan tranches, Tranche A and Tranche B. The Tranche A commitment allows for borrowings up to $200,000,000. The Tranche B commitment allows for borrowings for temporary purposes up to $28,000,000 and includes a swing line component with a commitment equal to $28,000,000. Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate of 0.85% above LIBOR for each Tranche A loan, with LIBOR measured for the period commencing on the date of the making of such LIBOR loan (or the last date upon which any other Tranche A loan was converted to, or continued as, such LIBOR loan) and ending on the numerically corresponding day in the calendar month that is one (1), three (3), six (6) or nine (9) months thereafter, as the Fund may elect, or such other periods as the lender may agree in its sole and absolute discretion and (b) 0.90% above LIBOR with respect to each Tranche B Loan and each swing line loan with, LIBOR measured for the period commencing on the date of the making of such LIBOR loan (or the last date upon which any other loan was converted to, or continued as, such LIBOR loan) and ending on the numerically corresponding day in the calendar month that is one month thereafter. Under the terms of the Agreement, the Fund must pay a commitment fee on any undrawn amounts. The commitment fee payable is (a) for Tranche A loans, 0.15% on the undrawn amounts when drawn amounts exceed 75% of the relevant borrowing limit and 0.25% on the undrawn amounts in all other events and (b) 0.15% for Tranche B loans. Interest and fees are generally payable quarterly. The Fund may elect to extend the Agreement for a further period with the consent of the lending bank. For the period ended June 30, 2022, the Fund has no borrowings outstanding for Tranche B. At June 30, 2022, the Fund had borrowings outstanding under its Leverage Facility of $142,050,000, at an interest rate of 2.19% for Tranche A. Due to the short term nature of the Agreement, face value approximates fair value at June 30, 2022. For the days leverage was drawn during the period ended June 30, 2022, the average borrowings under the Fund’s Leverage Facility and the average interest rate was $149,654,579 and 1.29%, respectively for Tranche A.

Under the Agreement, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund agreed to maintain asset coverage of three times over Borrowings. Compliance with the investment restrictions and calculations are performed by the Fund's custodian, The Bank of New York Mellon.

The use of Borrowings to leverage the common shares of the Fund can create risks. Changes in the value of the Fund's portfolio, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares of the Fund. All costs and expenses related to any form of leverage used by the Fund are borne entirely by common shareholders. If there is a net decrease or increase in the value of the Fund's investment portfolio, the leverage may decrease or increase, as the case may be, the NAV per common share to a greater extent than if the Fund did not utilize leverage.